EXHIBIT 10.6

                       SECOND AMENDMENT TO
               CREDIT AGREEMENT AND LOAN DOCUMENTS

          This Second Amendment to Credit Agreement and Loan Documents (this "Amendment") dated as of April 23, 1999 is among GLOBAL MARINE INC., a Delaware corporation (the "BORROWER"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "BANKS"), BANKERS TRUST COMPANY, as administrative agent for the Banks (together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT"), ABN AMRO BANK, N.V., HOUSTON AGENCY, as syndication agent for the Banks, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent for the Banks (all of the agents, collectively, together with their successors and assigns in such capacity, the "AGENTS").

                      PRELIMINARY STATEMENT

          The Borrower, the Banks and the Agents have entered into that certain Credit Agreement dated as of January 29, 1998 (as amended or restated from time to time, the "CREDIT AGREEMENT").

          The Borrower, the Banks and the Agents wish to amend the Credit Agreement and execute this Amendment to reflect same.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

          Section 1. DEFINITIONS. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          Section 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          a. Section 8.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "8.07     CASH INTEREST COVERAGE RATIO.  Borrower shall
     not permit the ratio of (a) Consolidated EBITDA for any four consecutive complete fiscal quarters then last ended to
     (b) Consolidated Cash Interest Expense of Borrower for such period, commencing with the fiscal quarter ending June 30, 1999, to be less than the following ratio for the periods indicated:


     Through End of     January 1, 2000    January 1, 2001    All Subsequent
  Calender Year 1999   December 31, 2000  December 31, 2001       Periods

      2.5 to 1.0          2.25 to 1.0         2.5 to 1.0        3.0 to 1.0"


          b. Section 8.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 8.08 DEBT TO CAPITALIZATION RATIO. Borrower shall not permit the ratio of its Consolidated Indebtedness to its Consolidated Total Capitalization measured at the end of each fiscal quarter, commencing with the quarter ending June
     30, 1999, to be greater at any time than the following ratio for the periods indicated:


                    Through End of              All Other
                  Calendar Year 2000        Subsequent Periods

                     .50  to  1.0              .45 to  1.0 "


          c. The defined term "Change of Control" is hereby amended in Section 10 of the Credit Agreement by deleting the reference to "35%" contained therein and replacing it with "50%".

          d. Annex I of the Credit Agreement is hereby deleted and replaced with the Annex I attached hereto.

          Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the Notes. All references to the "Credit
Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

          Section 4. EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that: (a) (i) the Administrative Agent shall have received in form and substance reasonably satisfactory to the Banks and in such number of counterparts as may be reasonably requested by the Administrative Agent, this Amendment executed by the Borrower and each of the Banks and (ii) an amendment fee of .1% of the Commitment of each Bank that has executed this Amendment prior to April 23, 1999 and in regard to which the Agent has notified the Borrower of such execution, and (b) the Borrower shall have paid all of the Administrative Agent's reasonable costs and expenses (other than legal fees and expenses, which shall be payable promptly after Borrower receives an invoice from counsel to the Administrative Agent) incurred in connection herewith.

          Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) the Credit Agreement (as amended hereby) constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects as though made as of the date hereof unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date, and except to the extent that such representations and warranties are no longer true and correct due to any action or inaction permitted or required to be taken under the Credit Documents by Borrower or any Subsidiary, and
(d) no Default or Event of Default exists under the Credit Agreement (as amended hereby).

          Section 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT (AS AMENDED HEREBY) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

ADDRESS:                      GLOBAL MARINE INC.

777 N. Eldridge Road
Houston, Texas 77079-4416
Telecopy:     (281) 596-5826
Telephone:   (281) 596-5810   By:        /s/ W. Matt Ralls
Attention:   W. Matt Ralls                   W. Matt Ralls
                                        Senior Vice President -
                                        Chief Financial Officer
                                             and Treasurer





                              BANKERS TRUST COMPANY,
                              as Administrative Agent




                              By:    /s/ Marcus M. Tarkington
                              Name:  Marcus M. Tarkington
                              Title: Principal




                              ABN AMRO BANK, N.V., HOUSTON
                              AGENCY, Individually and as
                              Syndication Agent



                              By:    /s/ Stuart Murray
                              Name:  Stuart Murray
                              Title: Vice President



                              By:   /s/ Deanna Breland
                              Name: Deanna Breland
                              Title:Vice President





                              ARGENTARIA, CAJA POSTAL Y BANCO
                              HIPOTECARIO, NEW YORK BRANCH




                              By:    /s/ Augusto Godoy
                              Name:  Augusto Godoy
                              Title: General Manager





                              BANCO ESPIRITO SANTO E COMMERCIAL
                              DE LISBOA, NASSAU BRANCH




                              By:   /s/ Andrew M. Orsen
                              Name: Andrew M. Orsen
                              Title:Vice President


                              By:   /s/ Terry R. Hull
                              Name: Terry R. Hull
                              Title:Senior Vice President





                              THE BANK OF NOVA SCOTIA




                              By:   /s/ M. D. Smith
                              Name: M. D. Smith
                              Title:Agent Operations





                              THE BANK OF TOKYO - MITSUBISHI,
                              LTD.




                              By:    /s/ John W. McGhee
                              Name:  John W. McGhee
                              Title: Vice President & Manager





                              CREDIT LYONNAIS NEW YORK BRANCH




                              By:    /s/ Pascal Poupelle
                              Name:  Pascal Poupelle
                              Title: Executive Vice President





                              DEN NORSKE BANK ASA, NEW YORK
                              BRANCH




                              By:    /s/ Barbara Gronquist
                              Name:  Barbara Gronquist
                              Title: First Vice President




                              By:    /s/ Chr. Tobias Backer
                              Name:  Chr. Tobias Backer
                              Title: Assistant Vice President





                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              Individually and as Documentation
                              Agent



                              By:    /s/ Richard A. Gould
                              Name:  Richard A. Gould
                              Title: Director





                              TORONTO DOMINION (TEXAS), INC.




                              By:    /s/ Carol Brandt
                              Name:  Carol Brandt
                              Title: Vice President




                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH




                              By:   /s/ Richard R. Newman
                              Name: Richard R. Newman
                              Title:Director





                              By:    /s/Thomas Lee
                              Name:  Thomas Lee
                              Title: Associate





                                                            ANNEX I

         Credit Agreement dated as of January 29, 1998


                           COMMITMENTS


                   BANK                                   COMMITMENT

Banco Espirito Santo e Commercial de Lisboa,
   Nassau Branch                                          $5,000,000
ABN AMRO Bank, N.V., Houston Agency                      $30,000,000
Argentaria, Caja Postal y Banco Hipotecario,
    New York Branch                                       $5,000,000
The Bank of Nova Scotia                                  $10,000,000
The Bank of Tokyo-Mitsubishi, Ltd.                       $10,000,000
Credit Lyonnais New York Branch                          $20,000,000
Den norske Bank ASA, New York Branch                     $15,000,000
Societe Generale, Southwest Agency                       $30,000,000
Toronto Dominion (Texas), Inc.                           $15,000,000
WestDeutsche Landesbank Girozentrale,
    New York Branch                                      $10,000,000

Total                                                   $150,000,000